CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of The Advisors’ Inner Circle Fund II of our report dated December 28, 2023, relating to the financial statements and financial highlights, which appears in Cardinal Small Cap Value Fund’s Annual Report on Form N-CSR for the year ended October 31, 2023. We also consent to the references to us under the headings "Financial Highlights" and "Independent Registered Public Accounting Firm" in such Registration Statement.

/s/ Pricewaterhouse Coopers LLP

Pricewaterhouse Coopers LLP

Philadelphia, Pennsylvania

February 27, 2024

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of The Advisors’ Inner Circle Fund II of our report dated December 28, 2023, relating to the financial statements and financial highlights, which appears in Kopernik Global All-Cap Fund and Kopernik International Fund’s Annual Report on Form N-CSR for the year ended October 31, 2023. We also consent to the references to us under the headings "Financial Highlights" and "Independent Registered Public Accounting Firm" in such Registration Statement.

/s/ Pricewaterhouse Coopers LLP

Pricewaterhouse Coopers LLP

Philadelphia, Pennsylvania

February 27, 2024

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of The Advisors’ Inner Circle Fund II of our report dated December 28, 2023, relating to the financial statements and financial highlights, which appears in PMV Adaptive Risk Parity ETF’s Annual Report on Form N-CSR for the year ended October 31, 2023. We also consent to the references to us under the headings "Financial Highlights" and "Independent Registered Public Accounting Firm" in such Registration Statement.

/s/ Pricewaterhouse Coopers LLP

Pricewaterhouse Coopers LLP

Philadelphia, Pennsylvania

February 27, 2024